UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 7, 2025

Monroe Capital Income Plus Corporation
(Exact name of registrant as specified in its charter)

Maryland	814-01301	83-0711022
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

311 South Wacker Drive,Suite 6400
Chicago,Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (312) 258-8300
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
On March 7, 2025, Monroe Capital Income Plus Corporation (the “Company”), entered into the First Amendment to Credit Agreement (“First Amendment”), dated as of March 7, 2025, by and among MC Income Plus Financing SPV III LLC, a wholly-owned subsidiary of the Company (the “SPV III”), as borrower, the Company, as collateral manager and equity holder, the lenders party thereto and Goldman Sachs Bank USA (“GS”), as administrative agent. The First Amendment amended the Credit Agreement, dated as of March 28, 2024, between the SPV III, as borrower, the Company as collateral manager and equity holder, the lenders party thereto and GS, as administrative agent (the “Credit Agreement”) to, among other things, increase the Maximum Facility Amount from $100,000,000 million of aggregate commitments to $200,000,000 million of aggregate commitments, to reduce the interest rate applicable to borrowings under the Credit Agreement to the sum of Adjusted Term Secured Overnight Financing Rate plus a spread of 1.95% per annum and to increase the Minimum Utilization Percentage.
Borrowing under the Credit Agreement remains subject to the leverage restrictions contained in the Investment Company Act of 1940, as amended.
Capitalized terms under this Item 1.01, unless otherwise defined herein, have the meaning ascribed to them under the Credit Agreement, as amended by the First Amendment. The description above is only a summary of the First Amendment, and is qualified in its entirety by reference to the copy of the First Amendment, which is filed as Exhibit 10.1 to this current report on Form 8-K.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Description
10.1
First Amendment to Credit Agreement, dated as of March 7, 2025, by and among the Company, as collateral manager and equity holder, MC Income Plus Financing SPV III LLC, as borrower, the lenders party thereto and Goldman Sachs Bank USA, administrative agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Monroe Capital Income Plus Corporation

Date: March 13, 2025	By:	/s/ Lewis W. Solimene, Jr.
	Name:	Lewis W. Solimene, Jr.
	Title:	Chief Financial Officer and Chief Investment Officer